UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2022

TERRA PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-40496	81-0963486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 West 28th Street, 12th floor

New York New York 10001

(Address of principal executive offices, including zip code)

(212)753-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
6.00% Notes due 2026	TPTA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2022, Terra Property Trust, Inc., a Maryland corporation (the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) to report that the Board of Directors (the “Board”) of the Company appointed Mr. Spencer Goldenberg to the Board, effective as of October 1, 2022. This amendment to the Original 8-K is being filed to report that the Board appointed Mr. Goldenberg to the Board’s Audit Committee, effective as of November 10, 2022.

Signatures

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TERRA PROPERTY TRUST, INC.

Date: November 14, 2022	By:	/s/ Gregory M. Pinkus
	Name:	Gregory M. Pinkus
	Title:	Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary